SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                Date of report:
                                 January 9, 2002
                        Date of earliest event reported:
                                January 4, 2002



                           Precision Partners, Inc.
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            (Exact name of registrant as specified in its charter)



             Delaware                    333-33438               22-3639336
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   (State or other jurisdiction       (Commission File        (I.R.S. Employer
        of incorporation)                 Number)            Identification No.)



    100 Village Court, Suite 301, Hazlet, New Jersey              07730
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (732) 335-3300



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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

      On January 4, 2002, Precision Partners, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and also incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits:  The following documents are filed as exhibits to this report:

          99.1       Press Release of Precision Partners, Inc., dated January 4,
                     2002.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Precision Partners, Inc.

Date:  January 9, 2002                   /s/  Robert J. Vander Meulen
                                         ---------------------------------------
                                         Name: Robert J. Vander Meulen
                                         Title: Vice President and Corporate
                                         Controller

                                  EXHIBIT INDEX


99.1        Press Release of Precision Partners, Inc., dated January 4, 2002.